EXHIBIT 10.1

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


     THIS FIRST AMENDMENT ("Amendment") to the employment agreement is made and entered into this 10th day of June, 1999 between Bally Total Fitness Holding Corporation, a Delaware corporation ("Bally"), and Lee S. Hillman ("Employee").

                                    RECITALS:

     A. Bally and Employee entered into an employment agreement (the "Employment Agreement") as of the first day of January, 1998.

     B. Bally has determined that it is in the best interests of Bally and its shareholders to amend the Employment Agreement.

     NOW, THEREFORE, in consideration of the promises and mutual covenants contained in this Amendment and the Employment Agreement and for good and valuable consideration, the receipt of which is mutually acknowledged, Bally and the Employee agree to modify and amend the Employment Agreement as follows:

     1. Section 2 of the Employment Agreement entitled "Term" shall be amended by deleting December 31, 2000 and inserting in lieu thereof, December 31, 2001.

     2. Secion 3, "Compensation", shall be amended by adding as the second sentence of subparagraph (a) the following sentence: "The Base Salary for each 12-month period beginning January 1, 1999 shall be Five Hundred Fifty Thousand Dollars ($550,000)."

     3. All terms of the Employment Agreement not specifically amended herein shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                   BALLY TOTAL FITNESS HOLDING CORPORATION

                                   By:  /s/ John W. Dwyer
                                      ------------------------------------

                                 /s/ Lee Hillman
                                   ---------------------------------------
                                 LEE S. HILLMAN

Acknowledged and Approved by
the Compensation and Stock Option
Committee of the Board of Directors

/s/ Liza M. Walsh
-----------------------------------
Liza M. Walsh, Chairman